______________________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                              ___________________


                                    FORM 8-K
                                 CURRENT REPORT

                              ___________________


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                              ___________________


        Date of Report (Date of earliest event reported): April 15, 1998

                              ___________________



                         WAVERIDER COMMUNICATIONS INC.
                        _______________________________

            (Exact name of registrant as specified in its charter)



          NEVADA                        0-25680                33-0264030
____________________________     _____________________      ___________________

(State or other jurisdiction     (Commission File No.)        (IRS Employer
     of incorporation)                                      Identification No.)



                         604 EDWARD AVENUE, UNIT NO. 3
                    RICHMOND HILL, ONTARIO, CANADA L4C 9Y7

                FORMER ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:


                          595 HOWE STREET, SUITE 204
                 VANCOUVER, BRITISH COLUMBIA, V6C 2T5, CANADA
         ____________________________________________________________

         (Address of principal executive offices, including zip code)


                                (416) 410-4843
             ____________________________________________________

             (Registrant's telephone number, including area code)

______________________________________________________________________________
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                               TABLE OF CONTENTS


ITEM 5.      OTHER EVENTS..................................................  1
             ------------

ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS.............................  1
             ---------------------------------
             Exhibits......................................................  1
             --------

ITEM 9.      SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S...........  1
             ---------------------------------------------------

SIGNATURE..................................................................  2

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ITEM 5.   OTHER EVENTS.
          ------------

          On March 4, 1998, the Company's Board of Directors (the "Board") adopted a resolution providing for the amendment (the "Amendment") of the Company's Series B Voting Convertible Preferred Stock, par value $.001 per share (the "Series B Preferred Stock"), subject to approval of the holders of the Series B Preferred Stock (the "Series B Preferred Stockholders"). An Information Statement dated March 16, 1998, describing the proposed amendment to the Series B Preferred Stock, was sent to each of the Series B Preferred Stockholders. On April 15, 1998, the last of the consents to the Amendment was received from the Series B Preferred Stockholders and the Company filed a Certificate of Amendment to Certificate of Designation containing the Amendment (the "Certificate") with the Secretary of State of Nevada.

          The Amendment (i) reduces the number of shares of common stock of the Company (the "Common Stock") to be received by a Series B Preferred Stockholder upon conversion of such shares of the Series B Preferred Stock, from ten (10) shares to two-and-one-half (2.5) shares; and (ii) confirms the authority of the Board to redesignate by resolution any unissued shares of the Series B Preferred Stock and any previously issued shares of the Series B Preferred Stock at such time as such shares are no longer outstanding.

          Copies of the Certificate, a press release relating thereto and a revised Description of the Company's Capital Stock, are attached as exhibits to this Current Report on Form 8-K as Exhibits 99.1, 99.2, and 99.3 respectively.
Exhibit 99.3 is incorporated into this Current Report by this reference thereto.

          Each of the holders of the Series B Stock has converted its shares into shares of the Common Stock. All of the shares of the Common Stock issued upon conversion will be held in escrow. The shares will be released from time to time upon satisfaction of certain performance criteria as set forth in the Escrow Agreement which is attached hereto as Exhibit 99.4 and incorporated herein by this reference thereto. If all of the performance criteria are not satisfied by February 7, 2002, then the shares which have not been released may be canceled. The Board may extend the date by which such performance criteria must be satisfied until February 7, 2004 after which time all shares that have not been released will be canceled.

          The principal executive offices of the Company have been moved from 595 Howe Street, Suite 204, Vancouver, British Columbia, Canada V6C 2T5 to 604 Edward Avenue, Unit No. 3, Richmond Hill, Ontario, Canada L4C 9Y7.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.
          ---------------------------------

          Exhibits.
          --------

                  99.1  --  Certificate of Amendment to Certificate of
                            Designation, dated April 15,1998 and filed April 23, 1998

                  99.2  --  Press Release dated April 16, 1998

                  99.3  --  Description of Capital Stock

                  99.4  --  Escrow Agreement, dated March 16, 1998, among
                            WaveRider Communications Inc., each of the holders of the Series B Preferred Stock, and William E. Krebs, corporate secretary for the Company

ITEM 9.   SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S
          ---------------------------------------------------

          As reported on the Company's Current Report on Form 8-K filed, dated February 16, 1998 and filed on February 25, 1998, during the period beginning on February 16, 1998 and ending on March 23, 1998, the Company

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issued 500,000 Units (each "Unit" consisting of one share of common stock, par value $.001 per share, of the Company (the "Common Stock") and one Class E Common Stock Purchase Warrant (each a "Class E Warrant")). The Units were issued to purchasers that were not U.S. persons (as defined in the Securities Act of 1933 (the "Securities Act")). The Company claims exemption from registration of the sale of such shares of the Common Stock pursuant to Regulations 230.901 through 230.904 to the Securities Act ("Regulation S"). The Units were not offered or sold to any U.S. persons (as defined in the Securities Act) and were sold only in off-shore transactions. Neither the Company, its affiliates nor any of their respective representatives engaged in any directed selling efforts with respect to the Units. The Company implemented the appropriate offering restrictions with respect to the Units. The Units were not sold through an underwriter nor did the Company enter into any agreement with any underwriter concerning the Units.

     On April 24, 1998, the Company issued 410,000 shares of the Common Stock (the "Warrant Common Stock") to certain holders of the Class E Warrants pursuant to the exercise and surrender of an aggregate of 410,000 Class E Warrants by such warrant holders. The Company claims exemption from registration of the sale of such shares of the Common Stock pursuant to Regulation S. No shares of the Warrant Common Stock offered or sold to any U.S. persons (as defined in the Securities Act) and were sold only in off-shore transactions. Neither the Company, its affiliates nor any of their respective representatives engaged in any directed selling efforts with respect to the Warrant Common Stock. The Company implemented the appropriate offering restrictions with respect to the Warrant Common Stock. The Warrant Common Stock was not sold through an underwriter nor did the Company enter into any agreement with any underwriter concerning the Warrant Common Stock.

     Also on April 24, 1998, the Company issued 10,000,000 shares of the Common Stock (the "Conversion Common Stock") to the Series B Preferred Stockholders pursuant to the conversion and surrender of an aggregate of 4,000,000 shares of the Series B Preferred Stock by such stockholders. The Company claims exemption from registration of the sale of such shares of the Common Stock pursuant to Regulation S. No shares of the Conversion Common Stock offered or sold to any U.S. persons (as defined in the Securities Act) and were sold only in off-shore transactions. Neither the Company, its affiliates nor any of their respective representatives engaged in any directed selling efforts with respect to the Conversion Common Stock. The Company implemented the appropriate offering restrictions with respect to the Conversion Common Stock. The Conversion Common Stock was not sold through an underwriter nor did the Company enter into any agreement with any underwriter concerning the Conversion Common Stock.

                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    WAVERIDER COMMUNICATIONS INC.



                                    /s/ Bruce Sinclair
                                    --------------------------------------------
                                    Name:  Bruce Sinclair
                                    Title: Chief Executive Officer and President


Date:  April  30 , 1998
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